UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Amendment No. 2 on
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 29, 2007 (June 6, 2007)
FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

1-13515 (Commission File Number)	25-0484900 (IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
303.812.1400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 2 amends the Current Report on Form 8-K that Forest Oil Corporation (“Forest”) filed with the Securities and Exchange Commission on June 7, 2007, as amended on August 10, 2007, concerning the completion of its acquisition of The Houston Exploration Company (“Houston Exploration”) pursuant to an agreement and plan of merger dated as of January 7, 2007. This Current Report on Form 8-K/A amends the Current Report on Form 8-K that Forest filed on June 7, 2007, that was amended by a Current Report on Form 8-K/A that Forest filed on August 10, 2007. The Current Report on Form 8-K/A that Forest filed on August 10, 2007 included the financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b). The financial statements required by Item 9.01(a) were incorporated by reference and the pro forma financial information required by Item 9.01(b) was filed with the Current Report on Form 8-K/A as an exhibit under Item 9.01(d). This amendment includes the financial statements required by Item 9.01(a), which are being filed herewith as exhibits under Item 9.01(d).
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
          Audited consolidated financial statements of Houston Exploration as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, were previously reported and incorporated by reference in the Current Report on Form 8-K/A that Forest filed on August 10, 2007. These statements are attached to this Current Report on Form 8-K/A as Exhibit 99.1 and are filed herewith.
          Unaudited consolidated financial statements of Houston Exploration as of March 31, 2007 and for the three month periods ended March 31, 2007 and 2006, were previously reported and incorporated by reference in the Current Report on Form 8-K/A that Forest filed on August 10, 2007. These statements are attached to this Current Report on Form 8-K/A as Exhibit 99.2 and are filed herewith.
     (d) Exhibits.

Exhibit	Description

99.1	Audited consolidated financial statements of Houston Exploration as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.
99.2	Unaudited consolidated financial statements of Houston Exploration as of March 31, 2007 and for the three month periods ended March 31, 2007 and 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: October 29, 2007	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K/A

Exhibit	Description

99.1	Audited consolidated financial statements of Houston Exploration as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.
99.2	Unaudited consolidated financial statements of Houston Exploration as of March 31, 2007 and for the three month periods ended March 31, 2007 and 2006.

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